SUP-0106-0916I

THE AB PORTFOLIOS

-AB Conservative Wealth Strategy

Supplement dated September 22, 2016 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated December 31, 2015 for AB Conservative Wealth Strategy (the “Portfolio”).

At a meeting held on September 21, 2016, the Board of Trustees of The AB Portfolios approved the following actions:

Agreement and Plan of Acquisition and Liquidation

The Portfolio’s Board of Trustees approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of the Portfolio to be acquired by AB All Market Income Portfolio, a series of AB Cap Fund, Inc. (the “Acquiring Portfolio”, and together with the Portfolio, the “Portfolios”). The Portfolios pursue similar investment objectives and strategies.

If the Portfolio’s shareholders approve the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio, except that Class B shareholders of the Portfolio will receive Class A shares of the Acquiring Portfolio, in exchange for their shares of the Portfolio.

The Portfolio will distribute to shareholders of record information about the proposed acquisition of the Portfolio by the Acquiring Portfolio and request their consent for the proposal. If approved by shareholders, the acquisition is expected to be completed in February 2017.

Changes to Principal Investment Strategies

The Portfolio’s Board of Trustees approved changes to the principal strategies of the Portfolio, which are anticipated to take effect on or about January 26, 2017 and remain in effect until the acquisition (or indefinitely if the acquisition does not occur).

The Portfolio will no longer seek to achieve its objective by investing in a combination of underlying mutual funds managed by AllianceBernstein L.P. (“Underlying Portfolios”), the investment adviser to the Portfolio. Instead, the Portfolio will seek to achieve its objective by investing primarily directly in securities and other investments, while continuing to invest a portion of its assets in certain Underlying Portfolios, in accordance with its targeted percentages in certain asset classes and investment styles.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-0916I